UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 30, 2007 (July 24, 2007)

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1143 Borregas Avenue
Sunnyvale, California 94089
(408) 745-9600
(Address, including zip code and telephone number, of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, the Board of Directors of SonicWALL, Inc. (the “Company”) approved the following amendments to the Company’s Bylaws (the “Bylaws”) in order to enable the Company to comply with NASDAQ requirements that all listed issues be eligible for a Direct Registration System by January 1, 2008..

Article IX, Section 9.04, of the Bylaws was amended and restated to permit the Company to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates.

Article IX, Section 9.08, was added to the Bylaws to address the transfer of shares on the books of the Company or in certificate form.

The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Bylaws of SonicWALL, Inc., as Amended July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC.

	By:	/s/ Robert D. Selvi
Date: July 30, 2007		Robert D. Selvi Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of SonicWALL, Inc., as Amended July 24, 2007.